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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               February 6, 1998

                            LDM Technologies, Inc.
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            (Exact name of registrant as specified in it charter)



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
        Michigan                            333-21819              38-269-0171
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(State or other jurisdiction             (Commission            (I.R.S. Employer
of incorporation)                        File Number)           Identification No.)
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2500 Executive Hills Drive, Auburn Hills, Michigan 48326
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  (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (248) 858-2800


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Item 2.  Acquisition or Disposition of Assets

         On February 6, 1998 LDM Technologies, Inc., a Michigan corporation ("Registrant") acquired all of the capital stock of Huron Plastics Group, Inc. and substantially all of the assets of Tadim, Inc. (collectively referred to herein as "HPG".) The assets of Tadim, Inc. acquired consisted of plant, equipment and inventory.

         The aggregate purchase price paid for HPG was $65.1 million cash, and the assumption of certain liabilities in the approximate amount of $13.4 million. The funds required for the purchase price were acquired by the Registrant under a term loan with BankAmerica Business Credit, Inc., as agent for itself and a group of banks.

         There was no material relationship between HPG and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

         HPG is engaged in the business of manufacturing and distributing a wide variety of interior trim, underhood and functional components for many automotive customers, including Ford Motor Company, Chrysler Corporation, General Motors Corporation, Bundy North American, TRW, Inc. and Johnson Controls, Inc. The business and operations of HPG will be continued by the Registrant substantially as they were conducted prior to the acquisition.

Item 7.  Financial Statements and Exhibits

              (a) Financial statements of business acquired: It is impracticable to file the required financial statements for the acquired businesses at the time this report on Form 8-K is filed. The Registrant will file such financial statements by an amendment on or before April 22, 1998.

              (b) Pro forma financial information: It is impracticable to file the required pro forma financial information at the time this report on Form 8-K is filed. The Registrant will file such pro forma financial information by an amendment on or before April 22, 1998.

              (c)  Exhibits

              1.   Stock and Asset Purchase Agreement by and among
                   LDM Technologies, Inc., Tadim, Inc., Huron Plastics Group, Inc. and certain "Selling Shareholders" dated December 23, 1997, First Amendment thereto dated January 23, 1998, Second Amendment thereto dated January 30, 1998, Third Amendment thereto dated February 2, 1998 and Fourth Amendment thereto dated February 6, 1998.

              2. Term Loan and Security Agreement dated as of February 6, 1998 among the financial institutions named therein, as the Lenders, BankAmerica Business Credit, Inc., as Agent, and LDM Technologies, Inc., as the Borrower.

              3. Amendment No. 5 and Affirmation of Guaranties to Loan Agreement dated as of February 6, 1998.


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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                LDM TECHNOLOGIES, INC.


                                                By: /s/ Gary E. Borushko
                                                   ---------------------------
                                                   Gary E. Borushko
                                                   Chief Financial Officer

Dated:  February 20, 1998




























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                              INDEX TO EXHIBITS


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
EXHIBIT NO.             DESCRIPTION
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
    1.                Stock and Asset Purchase Agreement by and among LDM
                      Technologies, Inc., Tadim, Inc., Huron Plastics Group, Inc. and
                      certain "Selling Shareholders" dated December 23, 1997, First
                      Amendment thereto dated January 23, 1998, Second Amendment thereto dated January 30, 1998, Third Amendment thereto dated February 2, 1998 and Fourth Amendment thereto dated February 6, 1998.

    2.                Term Loan and Security Agreement dated as of February 6, 1998 among the financial institutions named therein, as the
                      Lenders, BankAmerica Business Credit, Inc., as Agent, and LDM
                      Technologies, Inc., as the Borrower.

    3.                Amendment No. 5 and Affirmation of Guaranties to Loan Agreement dated as of February 6, 1998.
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